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                                                                    EXHIBIT 99.1

                                Certification of
             the Chief Executive Officer and Chief Financial Officer
            pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                                (18 U.S.C. 1350)

         In connection with the annual report on Form 10-K of Century Aluminum Company (the "Company") for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Gerald A. Meyers, as Chief Executive Officer of the Company, and David W. Beckley, as Chief Financial Officer of the Company, each hereby certifies, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

         1. This report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the Company.

   /s/ Gerald A. Meyers                              /s/ David W. Beckley
----------------------------------                ------------------------------
By: Gerald A. Meyers                              By: David W. Beckley
Title: Chief Executive Officer                    Title: Chief Financial Officer
Date: March 24, 2003                              Date: March 24, 2003